Exhibit 99.2

FOR IMMEDIATE RELEASE

Momentive Specialty Chemicals Inc. Announces Proposed $1.1 Billion Debt Offering

COLUMBUS, Ohio – (January 16, 2013) — Momentive Specialty Chemicals Inc. (the “Company”) announced today that Hexion U.S. Finance Corp. (the “Issuer”), a wholly owned subsidiary of the Company, is proposing to issue $1.1 billion aggregate principal amount of 6.625% First-Priority Senior Secured Notes due 2020 (the “Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be guaranteed on a senior secured basis by the Company and by certain domestic subsidiaries of the Company. The Company previously issued $450 million aggregate principal amount of 6.625% First-Priority Senior Secured Notes due 2020 and the Notes will constitute a single class of securities with such previously issued notes.

The Company also announced that it has obtained commitments from financial institutions for a new $400 million asset-based revolving loan credit facility (the “ABL Facility”), subject to a borrowing base. The ABL Facility will replace the Company’s existing senior secured credit facilities and the Company expects to enter into the ABL Facility as soon as practicable following the completion of the Notes offering.

Prior to the Company entering into the ABL Facility, the Notes will be secured by first-priority liens, subject to certain exceptions, on certain of the Company’s and the guarantors’ existing and future domestic assets and will rank pari passu in priority as to such collateral with the Company’s senior secured credit facilities. After the Company enters into the ABL Facility, the Notes will have the benefit of a first-priority lien on certain notes priority collateral (which generally includes most of the assets of the Company and the domestic subsidiaries of the Company other than the ABL priority collateral) and a second-priority lien on the ABL priority collateral (which with respect to the Company and its domestic subsidiaries generally includes the inventory and accounts receivable and related assets of such entities), in each case subject to certain exceptions.

The Company intends to use the net proceeds from the offering of the Notes (i) to repay in full all of the approximately $913 million aggregate principal amount of term loans outstanding under the Company’s senior secured credit facilities, (ii) to purchase any and all of its outstanding $120 million aggregate principal amount of Second-Priority Senior Secured Floating Rate Notes due 2014 and (iii) to pay related fees and expenses and for general corporate purposes. The proposed offering of the Notes is subject to market and other conditions, and may not occur as described or at all.

The Notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, only to non-U.S. investors in reliance on Regulation S. The Notes will not be initially registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. This press release is not an offer to buy or a solicitation of an offer to sell the Company’s Second-Priority Senior Secured Floating Rate Notes due 2014.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek” or “intend” and similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission (the “SEC”). While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a weakening of global economic and financial conditions, interruptions in the supply of or increased cost of raw materials, changes in governmental regulations and related compliance and litigation costs, difficulties with the realization of cost savings in connection with our strategic initiatives, including transactions with our affiliate, Momentive Performance Materials Inc., pricing actions by our competitors that could affect our operating margins, the impact of our substantial indebtedness, our failure to comply with financial covenants under our credit facilities or other debt, and the other factors listed in the Risk Factors section of our most recent Annual Report on Form 10-K and in our other SEC filings, including our quarterly reports on Form 10-Q. For a more detailed discussion of these and other risk factors, see the Risk Factors section in our most recent Annual Report on Form 10-K and our other filings made with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

About Momentive Specialty Chemicals

Based in Columbus, Ohio, Momentive Specialty Chemicals Inc. (formerly known as Hexion Specialty Chemicals, Inc.) is the global leader in thermoset resins. Momentive Specialty Chemicals Inc. serves the global wood and industrial markets through a broad range of thermoset technologies, specialty products and technical support for customers in a diverse range of applications and industries. Momentive Specialty Chemicals Inc. is an indirect wholly owned subsidiary of Momentive Performance Materials Holdings LLC.

About Momentive

Momentive Performance Materials Holdings LLC (“Momentive”) is the ultimate parent company of Momentive Performance Materials Inc. and Momentive Specialty Chemicals Inc. Momentive is a global leader in specialty chemicals and materials, with a broad range of advanced specialty products that help industrial and consumer companies support and improve everyday life. Its technology portfolio delivers tailored solutions to meet the diverse needs of its customers around the world. Momentive was formed in October 2010 through the combination of entities that indirectly owned Momentive Performance Materials Inc. and Hexion Specialty Chemicals Inc. The capital structures and legal entity structures of both Momentive Performance Materials Inc. and Momentive Specialty Chemicals Inc., and their respective subsidiaries and direct parent companies, remain separate. Momentive Performance Materials Inc. and Momentive Specialty Chemicals Inc. file separate financial and other reports with the Securities and Exchange Commission. Momentive is controlled by investment funds affiliated with Apollo Global Management, LLC. Additional information about Momentive and its products is available at www.momentive.com.

Contacts

Investors and Media:

John Kompa

Director, Investor Relations

Momentive Specialty Chemicals Inc.

+1-614-225-2223

john.kompa@momentive.com